SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 30, 1998


                            THE PROFIT RECOVERY GROUP
                               INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

                         Commission File Number 0-28000


            Georgia                                     58-2213805
(State or other jurisdiction of               (IRS Employer Identification No.)
        incorporation)




        2300 Windy Ridge Parkway
             Suite 100 North
            Atlanta, Georgia                                 30339-8426
(Address of principal executive offices)                     (Zip Code)




        Registrant's telephone number including area code (770) 779-3900





          (Former name or former address, if changed since last report)
                                       N/A





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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         On July 30, 1998, in connection with the acquisition of substantially all of the outstanding capital stock of Novexel S.A. ("Novexel"), a French company located in Lyon, France that provides consulting services in connection with grants to exploit technology, the Company issued 165,863 shares of its Common Stock to the former stockholders of Novexel as part of the consideration of the acquisition price. The shares were sold outside the United States in reliance on multiple exemptions from registration including, without limitation, Regulation S under the Securities Act of 1933, as amended.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE PROFIT RECOVERY GROUP
                                           INTERNATIONAL, INC.



Date:  August 12, 1998             By: /s/ Donald E. Ellis, Jr.
                                      -------------------------
                                           Donald E. Ellis, Jr., Senior
                                           Vice President, Chief Financial
                                           Officer and Treasurer








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